Themes European Luxury ETF
Schedule of Investments
June 30, 2024 (Unaudited)

COMMON STOCKS - 95.9%	Shares	Value
Consumer Discretionary Products - 61.8%(a)
Aston Martin Lagonda Global Holdings PLC (b)(c)	7,806	$14,180
Beneteau SACA	1,635	17,107
Burberry Group PLC	1,267	14,059
Capri Holdings Ltd. (b)	376	12,438
Cie Financiere Richemont SA	141	22,011
Coats Group PLC	21,577	21,602
Ermenegildo Zegna NV	1,836	21,738
Ferrari NV	55	22,424
Hermes International SCA	10	22,918
Kering SA - ADR	506	18,358
LVMH Moet Hennessy Louis Vuitton SE	27	20,634
PRADA SpA	3,279	24,522
Salvatore Ferragamo SpA	1,658	14,037
Swatch Group AG	79	16,183
Watches of Switzerland Group PLC (b)(c)	3,868	20,243
		282,454

Consumer Discretionary Services - 17.7%
Accor SA	494	20,263
InterContinental Hotels Group PLC	203	21,365
Playa Hotels & Resorts NV (b)	2,326	19,515
TUI AG (b)(d)	2,762	19,545
		80,688

Consumer Staple Products - 3.8%
Interparfums SA	420	17,182

Materials - 5.1%
Givaudan SA - ADR	248	23,488

Retail & Wholesale - Discretionary - 7.5%
Brunello Cucinelli SpA	206	20,628
HUGO BOSS AG	306	13,688
		34,316
TOTAL COMMON STOCKS (Cost $475,780)		438,128

PREFERRED STOCKS - 4.1%	Shares	Value
Consumer Discretionary Products - 4.1%
Porsche Automobil Holding SE 2.56%	416	18,805
TOTAL PREFERRED STOCKS (Cost $21,886)		18,805

SHORT-TERM INVESTMENTS - 0.9%
Money Market Funds - 0.9%	Shares
First American Treasury Obligations Fund - Class X, 5.21% (e)	4,225	4,225
TOTAL SHORT-TERM INVESTMENTS (Cost $4,225)		4,225

TOTAL INVESTMENTS - 100.9% (Cost $501,891)		461,158
Liabilities in Excess of Other Assets - (0.9)%		(3,933)
TOTAL NET ASSETS - 100.0%		$457,225

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
AG - Aktiengesellschaft
NV - Naamloze Vennootschap
PLC - Public Limited Company
SA - Sociedad Anónima

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of June 30, 2024, the value of these securities total $34,423 or 7.5% of the Fund’s net assets.

(d)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $19,545 or 4.3% of net assets as of June 30, 2024.

(e)	The rate shown represents the 7-day effective yield as of June 30, 2024.

Themes European Luxury ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$418,583	$–	$19,545	$438,128
Preferred Stocks	18,805	–	–	18,805
Money Market Funds	4,225	–	–	4,225
Total Investments	$441,613	$–	$19,545	$461,158

Refer to the Schedule of Investments for additional information.